                   ECHOSTAR SATELLITE BROADCASTING CORPORATION

                          NOTICE OF GUARANTEED DELIVERY
                    of 13 1/8% Senior Secured Discount Notes
                                    due 2004


     As set forth in the Prospectus dated                    , 1996 (the
"Prospectus") of EchoStar Satellite Broadcasting Corporation (the "Issuer") and its subsidiaries under "The Exchange Offer--How to Tender" and in the Letter of Transmittal for 13 1/8% Senior Secured Discount Notes due 2004 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced Notes (the "Old Notes") are not immediately available,
(ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date (as defined below). Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

                      To:  First Trust National Association
                             (the "Exchange Agent")

                                  BY FACSIMILE:
                                 (612) 244-1537

                            CONFIRM BY TELEPHONE TO:
                                 (612) 244-1197

                                 ---------------


                    BY MAIL/HAND DELIVERY/OVERNIGHT DELIVERY:

                        First Trust National Association
                              Attn: Phyllis Meath
                           Specialized Finance Group
                              180 East Fifth Street
                           St. Paul, Minnesota  55101


              Delivery of this instrument to an address other than
             as set forth above or transmittal of this instrument to
               a facsimile or telex number other than as set forth
                   above does not constitute a valid delivery.

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Ladies and Gentlemen:

     The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.


     The  Exchange Offer will expire at 5:00 p.m., New York City time, on
            , 1996, unless extended by the Issuer. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.



     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undesigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


- ----------------------------------------
               SIGNATURES                 Principal amount of Old Notes
                                          Exchanged:


- ---------------------------------------
          Signature of Owner              $
                                           ------------------------------------

- ---------------------------------------
 Signature of Owner (if more than one)    Certificate Nos. of Old Notes
                                          (if available)

Dated:                   , 1996           -------------------------------------
      -------------------
Name(s):                                  -------------------------------------
        -------------------------------

        -------------------------------
               (Please Print)
                                          IF OLD NOTES WILL BE DELIVERED
                                          BY BOOK-ENTRY TRANSFER, PROVIDE
Address:                                  THE DEPOSITORY TRUST COMPANY ("DTC")
        -------------------------------   ACCOUNT NO.:

        -------------------------------
                                          Account No.
        -------------------------------                ------------------------
              (Include Zip Code)

Area Code and
Telephone No.:
               ------------------------

Capacity (full title), if
signing in a representative
capacity:

- ---------------------------------------

Taxpayer Identification or
Social Security No.:

- ---------------------------------------

- ---------------------------------------

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- -------------------------------------------------------------------------------
                    GUARANTEE OF DELIVERY

          (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees
(a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, (b) that such tender of the above-described securities complies with Rule 10b-4, and
(c)  that  delivery   of  such  certificates  pursuant   to  the
procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five New York Stock Exchange trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.
- ----------------------------------------------------------------
Name of Firm:

- ------------------------------- --------------------------------
                                     (Authorized Signature)

- -------------------------------
Number and Street or P.O. Box   Title:

- ------------------------------- --------------------------------
City     State     Zip Code

                                Date:

Tel. No.
        ----------------------- --------------------------------

Fax No.:
        -----------------------

- -------------------------------------------------------------------------------



NOTE: DO NOT SEND CERTIFICATES REPRESENTING NOTES WITH THIS NOTICE. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.